                        ANNUAL REPORT / OCTOBER 31, 2001

                                 AIM SUMMIT FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

          THE PIONEER CABIN OF THE YOSEMITE VALLEY BY CURRIER AND IVES

   THE LITHOGRAPHY FIRM OF CURRIER AND IVES IMMORTALIZED LIFE IN 19TH-CENTURY

AMERICA THROUGH ITS SERIES OF POPULAR PRINTS. THESE NATIONAL TREASURES SHAPED A

WHOLE ERA'S UNDERSTANDING OF WHAT IT MEANS TO BE "AMERICAN." THIS CLASSIC PIECE

  PAYS TRIBUTE TO THE PERSEVERANCE AND DEDICATION OF PIONEERS IN THE AMERICAN

        WEST--QUALITIES THAT CHARACTERIZE TODAY'S DISCIPLINED INVESTOR.

                     -------------------------------------

AIM Summit Fund is available through AIM Summit Investors Plans I and II, unit investment trusts that call for fixed monthly investments for 15 years. Shareholders have the option to make additional monthly payments for up to 25 years. The sales charge is contingent upon the plan and monthly investment amounts. Dollar-cost averaging does not ensure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continued investing regardless of fluctuating securities prices, you should consider your ability to continue purchasing through periods of low price levels.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o All performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Investing in small and mid-size companies may involve greater risks not associated with investing in more established companies. Additionally, small companies may have business risk, significant stock price fluctuations and illiquidity.
o Shares of AIM Summit Fund are sold to the Summit Investors Plans ("Plans I" and "Plans II") without the imposition of any sales charges. When sales charges are figured in to the performance figures of a Plans I investment, the maximum 8.50% sales charge is deducted. The 8.50% sales charge is what a Plans I investor would pay over the life of a 15-year investment plan for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus. (Plans I was closed to new investors on August 16, 1999.) When sales charges are figured in to the performance figures of a Plans II investment, the maximum 3.33% sales charge is deducted. The 3.33% sales charge is what a Plans II investor would pay over the life of a 15-year investment plan for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus.
o The fund's investment return and principal value will fluctuate, so an investor's beneficial shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue-chip stocks.
o The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 30 largest multi-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

[PHOTO OF          We understand how challenging the fiscal year covered by this
ROBERT H.          report--October 31, 2000, to October 31, 2001--has been. Even
GRAHAM]            before September's terrorist attacks, the slowdown in the
                   economy and equity markets had been more persistent than anyone anticipated. Domestically, the S&P 500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World Index declined
                   25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns. As usually occurs during difficult stock markets, fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up 14.56% for the year.
                       To give you some idea of how harsh the equity environment
                   has been, for major domestic and global benchmarks--the S&P
                   500, the Dow Jones Industrials, the Nasdaq and the MSCI
World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
For the fiscal year, AIM Summit Fund produced a disappointing -49.53% total return at net asset value. The fund underperformed the Lipper Multi-Cap Growth Fund Index, which returned -42.04%. The fund's diversification into both the growth and value investing styles could not protect it fully from an environment where both styles ended up in negative territory at the close of the fiscal year. It is worth noting that during each of the 10 previous fiscal years, AIM Summit Fund produced positive returns. The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September 21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in AIM Summit Investors Plans. If you have any questions or comments, please contact our Client Services Department at 800-995-4246.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

PROLONGED BEAR MARKET HURTS FUND PERFORMANCE

HOW DID AIM SUMMIT FUND PERFORM DURING THE FISCAL YEAR?

Like virtually all domestic equity funds that invest in growth stocks, AIM Summit Fund's returns were negative for the fiscal year ended October 31, 2001. For the fiscal year, the fund returned -49.53%. The fund's returns were comparable to other multi-cap growth funds; over the same period, the Lipper Multi-Cap Growth Fund Index returned -42.04%.
    For the 15 years (the length of a Summit Investors Plans contract) ended October 31, 2001, AIM Summit Fund's average annual total return was 11.06% while the average multi-cap growth fund, as measured by the Lipper Multi-Cap Growth Fund Index, returned a nearly identical 11.68%.

WHAT WERE THE MAJOR TRENDS IN THE ECONOMY AND THE FINANCIAL MARKETS DURING THE FISCAL YEAR?
The economy remained weak even as the U.S. Federal Reserve (the Fed) aggressively cut short-term interest rates and Congress approved $38 billion in tax rebates to 92 million Americans. In nine separate rate cuts, the Fed reduced interest rates from 6.5% to 2.5% (the lowest since 1962), hoping that lower interest rates would spur consumers to spend and businesses to expand.
    But neither the economy nor the stock markets responded. Indeed, U.S. gross domestic product (the broadest measure of economic activity) declined from a robust annualized rate of 5.6% in the second quarter of 2000 to an anemic annualized rate of 0.3% in the second quarter of 2001--and revised estimates indicated the economy contracted at an annualized rate of 1.1% in the third quarter of 2001. Deteriorating corporate earnings and rising unemployment prompted many investors to abandon higher priced growth stocks for lower priced, more defensive value stocks. Others simply abandoned the stock market altogether in favor of fixed-income investments.
    The terrorist attacks of September 11 exacerbated an already difficult market. Following the attacks, markets closed for nearly a week--the longest suspension of trading since the Great Depression. After the markets reopened on September 17, the Dow Jones Industrial Average experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. Markets eventually strengthened and recouped most or all of their losses by the end of October.

WHY WERE THE FUND'S VALUE HOLDINGS NOT ABLE TO OFFSET DECLINES IN ITS GROWTH HOLDINGS?
Given the fact that many growth stocks were out of favor for most of the fiscal year, we placed greater emphasis on our value holdings. But for the fiscal year, value stocks were down as well--just not down by the same magnitude as most growth stocks. Remember too that the fund's investment target is two-thirds growth and one-third value. What we saw this year was that when market declines are of historic proportions and the markets are in virtual freefall, the one-third value portion of the portfolio can lessen losses, but can't overcome extreme losses incurred by the other two-thirds of the fund. Nonetheless, we continue to believe that in most markets, there is a benefit to owning both growth and value holdings.

YOUR FUND AT A GLANCE

AIM Summit Fund seeks growth of capital through the systematic investments of its plan holders.

INVESTMENT STYLE: Two-thirds of the fund's assets are targeted for investment in growth holdings, which focus on the growth potential of a company's earnings--the most tangible measure of growth and success. One-third of the fund's assets are targeted for investment in value holdings--quality companies selling at substantial discount to their intrinsic value.

o Encourages a disciplined approach to investing through systematic investment plans

o   Combines growth and value stocks to deal with varying market conditions

o Invests across multiple capitalization levels and sectors based on stock-by-stock analysis

                              [SMALL COVER IMAGE]

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

====================================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                     3.4%     1. Systems Software                            7.9%

 2. Electronic Data Systems Corp.       2.7      2. Biotechnology                               6.9

 3. Kroger Co. (The)                    2.5      3. Diversified Financial Services              5.5

 4. Genzyme Corp.                       2.5      4. Data Processing Services                    5.3

 5. Waste Management, Inc.              2.4      5. Pharmaceuticals                             4.7

 6. General Electric Co.                2.3      6. Industrial Conglomerates                    4.5

 7. Tyco International Ltd. (Bermuda)   2.2      7. Diversified Commercial Services             4.5

 8. H&R Block, Inc.                     2.1      8. Banks                                       4.1

 9. Mattel, Inc.                        2.1      9. IT Consulting & Services                    3.9

10. Bank of America Corp.               2.0     10. Health Care Distributors & Services         2.7

The fund's portfolio composition is subject to change, and there is no guarantee that the fund will continue to hold any particular security.

====================================================================================================

HOW DID YOU MANAGE AIM SUMMIT FUND?
We reduced our technology holdings, where rapidly growing earnings had previously led us to invest a significant portion of the fund's assets. New technologies, the Internet, broadband and Y2K fears provided many tech and telecom companies with rapidly accelerating earnings for several years. Then, in the first quarter of 2001, tech stocks hit a wall. While we significantly reduced our exposure to technology, we weren't the first ones out the door.
    At the close of the reporting period, the fund had substantial investments in health care, particularly biotech names; broad-based industrials such as General Electric and Tyco; and defense firms such as Lockheed Martin and L-3 Communications. We were avoiding most telecom names, most consumer staples stocks and most energy stocks, due to falling energy prices.

     In recent months, we added to the fund's consumer discretionary holdings. We added names like Lowe's, Harley-Davidson and Best Buy, and we added to our existing Wal-Mart holdings--all of which have performed well recently and stand to benefit from a stronger economy and increased consumer confidence. We also increased our biotechnology, pharmacy benefit management and financial holdings.

WHAT WERE SOME OF AIM SUMMIT FUND'S HOLDINGS AT THE CLOSE OF THE FISCAL YEAR? Holdings included:

o Microsoft, the world's largest computer software company, provides a variety of software and services and has expanded into Internet access, cable television and video game consoles. At the close of the fiscal year, it appeared that the government's anti-trust lawsuit against the company was headed toward settlement.
o Electronic Data Systems, the largest independent systems consulting service in the United States, continues to expand and broaden its offerings through acquisitions.
o Lockheed Martin, the world's largest defense contractor, recently was named the main contractor for the military's Joint Strike Fighter--a contract potentially worth up to $200 billion over 40 years.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
The economy remained weak, corporate earnings "visibility" remained clouded and unemployment continued to rise. The nation's unemployment rate rose from 4.9% in September to 5.4% in October as companies cut more than 400,000 jobs in October--the most in 21 years. Concerns about the economy and the continued threat of terrorism eroded consumer confidence, which plummeted following the attacks.
    Still, there were positive economic signs--signs that caused the markets to rise in October. An economic stimulus package was being debated in Congress and the Fed maintained its bias toward cutting interest rates. The government was stepping up its security efforts at home while the military was pounding terrorist sites in Afghanistan. Inflation remained low and oil prices continued to decline. Stocks were favorably priced and there was a considerable amount of cash in money market accounts that could potentially be deployed back into stocks. These favorable signs helped the S&P 500 to rise 1.99% during October--and the fund to rise 5.53%.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01
================================================================================
PLANS I SHARES
(including maximum 8.50% sales charges)
Inception (11/1/82)                      10.64%
10 Years                                  8.87
 5 Years                                  3.99
 1 Year                                 -53.82

PLANS II SHARES
(including maximum 3.33% sales charges)
Inception (7/19/99)                     -18.65%
 1 Year                                 -51.22

AIM SUMMIT FUND
Inception (11/1/82)                      11.15%
10 Years                                  9.84
 5 Years                                  5.86
 1 Year                                 -49.53

In addition to fund returns as of the close of the fiscal year, industry regulations require us to provide average annual total returns as of 9/30/01, the most recent calendar quarter-end, which were as follows. AIM Summit Investors Plans I, including maximum 8.50% sales charge, inception (11/1/82), 10.37%; 10 years, 8.52%; five years, 2.88%; one year, -59.85%. AIM Summit
Investors Plans II, including maximum 3.33% sales charge, inception (7/19/99), -21.25%; one year, -57.59%. AIM Summit Fund, inception (11/1/82), 10.89%; 10 years, 9.49%; five years, 4.73%; one year, -56.12%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT
11/1/82-10/31/01

================================================================================

AIM Summit Fund                  S&P 500
11/82    10000          11/82    10000
         10879.4                 12793.9
         10482                   13607.2
         11888.1                 16238
10/86    15435.2                 21627.3
         14678                   23014.1
         17135.3                 26413.9
         21416.6                 33374.3
10/90    20546.2                 30881.4
         29124.6                 41198.4
         31597.6                 45295.9
         36737.2                 52056.5
10/94    36954.1                 54065.1
         48427.7                 68335.6
         55984.6                 84774.9
         71956.6                 111968
10/98    78779.8                 136604
         112485                  171641
         147480                  182082
10/01    74500          10/01    136790

                                                             Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

================================================================================
The chart compares AIM Summit Fund to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this index over the period 11/1/82-10/31/01. (Data for the index are for the period 10/31/82-10/31/01.)
    It is important to understand the difference between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment return.
    Because shares of AIM Summit Fund are sold to Summit Investors Plans ("Plans I" and "Plans II") without the imposition of sales charges, fund performance in the table above includes fund expenses and management fees but excludes sales charges. Performance of Plans I and Plans II will differ from fund performance due to the imposition of sales charges. For a complete explanation of Plans I and Plans II sales charges, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Performance for the index does not reflect the effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
                         Funds--Registered Trademark--

FACTORS THAT INFLUENCE INTEREST RATE CHANGES

ECONOMIC INDICATORS THAT HELP SHAPE FEDERAL RESERVE POLICY
The Federal Reserve Board (the Fed) periodically adjusts short-term interest rates to either stimulate or slow economic growth. In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

GROSS DOMESTIC PRODUCT (GDP)                                           [ARTWORK]
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

HOUSING STARTS                                                         [ARTWORK]
Housing starts measure the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

CONSUMER PRICE INDEX (CPI)                                             [ARTWORK]
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, health care and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in the CPI shows that inflation is under control. The core inflation rate is a separate indicator from the CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

PRODUCER PRICE INDEX (PPI)                                             [ARTWORK]
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase on to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

CONSUMER CONFIDENCE INDEX (CCI)                                        [ARTWORK]
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

THINKING LONG-TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy.
     As always, we suggest that you visit your financial advisor to determine whether any changes to your investment plan are necessary.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                                MARKET
                                                 SHARES         VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-97.20%

ADVERTISING-1.42%

Interpublic Group of Cos., Inc. (The)             600,000   $   13,470,000
--------------------------------------------------------------------------
Omnicom Group Inc.                                150,000       11,517,000
==========================================================================
                                                                24,987,000
==========================================================================

AEROSPACE & DEFENSE-2.31%

L-3 Communications Holdings, Inc.(a)              200,000       17,374,000
--------------------------------------------------------------------------
Lockheed Martin Corp.                             474,000       23,116,980
==========================================================================
                                                                40,490,980
==========================================================================

ALUMINUM-0.76%

Alcoa Inc.                                        411,000       13,262,970
==========================================================================

APPAREL RETAIL-1.28%

Gap, Inc. (The)                                 1,723,600       22,527,452
==========================================================================

APPLICATION SOFTWARE-1.09%

Intuit Inc.(a)(b)                                 325,000       13,071,500
--------------------------------------------------------------------------
PeopleSoft, Inc.(a)                               205,000        6,102,850
==========================================================================
                                                                19,174,350
==========================================================================

BANKS-4.09%

Bank of America Corp.                             590,000       34,804,100
--------------------------------------------------------------------------
Bank One Corp.                                    332,000       11,019,080
--------------------------------------------------------------------------
FleetBoston Financial Corp.                       580,000       19,058,800
--------------------------------------------------------------------------
Washington Mutual, Inc.                           230,000        6,943,700
==========================================================================
                                                                71,825,680
==========================================================================

BIOTECHNOLOGY-6.88%

Amgen Inc.(a)                                     263,700       14,983,434
--------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                         120,000        4,032,000
--------------------------------------------------------------------------
Chiron Corp.(a)                                    86,800        4,671,576
--------------------------------------------------------------------------
Genentech, Inc.(a)                                100,000        5,225,000
--------------------------------------------------------------------------
Genzyme Corp.(a)                                  800,000       43,160,000
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           78,700        4,950,230
--------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)(b)                  565,000       33,888,700
--------------------------------------------------------------------------
Invitrogen Corp.(a)                               160,000        9,814,400
==========================================================================
                                                               120,725,340
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.42%

Best Buy Co., Inc.(a)(b)                          368,100       20,208,690
--------------------------------------------------------------------------
Blockbuster Inc.-Class A                          185,000        4,639,800
==========================================================================
                                                                24,848,490
==========================================================================

COMPUTER HARDWARE-2.05%

Dell Computer Corp.(a)                            400,000        9,592,000
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
COMPUTER HARDWARE-(CONTINUED)

International Business Machines Corp.(b)          245,000   $   26,477,150
==========================================================================
                                                                36,069,150
==========================================================================

CONSUMER ELECTRONICS-0.66%

Koninklijke (Royal) Philips Electronics
  N.V.-ADR (Netherlands)                          514,880       11,610,544
==========================================================================

CONSUMER FINANCE-0.68%

Capital One Financial Corp.                       250,000       10,327,500
--------------------------------------------------------------------------
Providian Financial Corp.                         398,900        1,551,721
==========================================================================
                                                                11,879,221
==========================================================================

DATA PROCESSING SERVICES-5.33%

Ceridian Corp.(a)                               1,609,600       26,542,304
--------------------------------------------------------------------------
Certegy Inc.(a)                                   337,500        9,618,750
--------------------------------------------------------------------------
Concord EFS, Inc.(a)                              450,000       12,316,500
--------------------------------------------------------------------------
First Data Corp.                                  500,000       33,785,000
--------------------------------------------------------------------------
Fiserv, Inc.(a)                                   303,300       11,279,727
==========================================================================
                                                                93,542,281
==========================================================================

DEPARTMENT STORES-0.66%

Kohl's Corp.(a)                                   207,000       11,511,270
==========================================================================

DIVERSIFIED COMMERCIAL SERVICES-4.46%

Apollo Group, Inc.-Class A(a)                     145,000        5,894,250
--------------------------------------------------------------------------
Cendant Corp.(a)                                  550,000        7,128,000
--------------------------------------------------------------------------
Equifax Inc.                                      675,000       15,093,000
--------------------------------------------------------------------------
H&R Block, Inc.                                 1,098,000       37,419,840
--------------------------------------------------------------------------
IMS Health Inc.                                   600,000       12,822,000
==========================================================================
                                                                78,357,090
==========================================================================

DIVERSIFIED FINANCIAL SERVICES-5.50%

Citigroup Inc.                                    516,666       23,518,636
--------------------------------------------------------------------------
Freddie Mac                                       422,000       28,620,040
--------------------------------------------------------------------------
J.P. Morgan Chase & Co.                           590,000       20,862,400
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         250,000       10,927,500
--------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                  259,000       12,670,280
==========================================================================
                                                                96,598,856
==========================================================================

ELECTRIC UTILITIES-2.64%

Calpine Corp.(a)                                  380,000        9,405,000
--------------------------------------------------------------------------
Edison International(a)                           375,000        5,328,750
--------------------------------------------------------------------------
Mirant Corp.(a)                                   200,000        5,200,000
--------------------------------------------------------------------------
PG&E Corp.(a)                                   1,465,000       26,457,900
==========================================================================
                                                                46,391,650
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.21%

Celestica Inc. (Canada)(a)                        110,000        3,775,200
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

EMPLOYMENT SERVICES-0.46%

Robert Half International Inc.(a)                 390,000   $    8,045,700
==========================================================================

ENVIRONMENTAL SERVICES-2.44%

Waste Management, Inc.                          1,746,000       42,777,000
==========================================================================

FOOD RETAIL-2.53%

Kroger Co. (The)(a)                             1,816,000       44,419,360
==========================================================================

GAS UTILITIES-2.02%

El Paso Corp.(b)                                  520,000       25,511,200
--------------------------------------------------------------------------
Kinder Morgan, Inc.                               200,000        9,926,000
==========================================================================
                                                                35,437,200
==========================================================================

GENERAL MERCHANDISE STORES-1.81%

99 Cents Only Stores(a)                           133,000        4,728,150
--------------------------------------------------------------------------
Target Corp.                                      621,000       19,344,150
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                             150,000        7,710,000
==========================================================================
                                                                31,782,300
==========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.69%

AdvancePCS(a)                                     124,000        7,535,480
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)(b)        145,000       12,499,000
--------------------------------------------------------------------------
McKesson Corp.                                    450,000       16,645,500
--------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                         160,500       10,493,490
==========================================================================
                                                                47,173,470
==========================================================================

HEALTH CARE EQUIPMENT-0.69%

Biomet, Inc.(a)                                   180,000        5,490,000
--------------------------------------------------------------------------
Cytyc Corp.(a)                                    250,000        6,555,000
==========================================================================
                                                                12,045,000
==========================================================================

HEALTH CARE FACILITIES-1.11%

Health Management Associates, Inc.-Class A(a)     999,000       19,470,510
==========================================================================

HOME IMPROVEMENT RETAIL-0.63%

Lowe's Cos., Inc.                                 325,000       11,082,500
==========================================================================

HOTELS-0.41%

Starwood Hotels & Resorts Worldwide, Inc.         330,000        7,273,200
==========================================================================

INDUSTRIAL CONGLOMERATES-4.49%

General Electric Co.                            1,100,000       40,051,000
--------------------------------------------------------------------------
Tyco International Ltd. (Bermuda)                 790,000       38,820,600
==========================================================================
                                                                78,871,600
==========================================================================

INDUSTRIAL MACHINERY-0.94%

Parker-Hannifin Corp.                             458,000       16,442,200
==========================================================================

INTERNET RETAIL-0.90%

eBay Inc.(a)                                      300,000       15,744,000
==========================================================================

INTERNET SOFTWARE & SERVICES-1.12%

Check Point Software Technologies Ltd.
  (Israel)(a)(b)                                  195,000        5,756,400
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
INTERNET SOFTWARE & SERVICES-(CONTINUED)

VeriSign, Inc.(a)                                 360,000   $   13,935,600
==========================================================================
                                                                19,692,000
==========================================================================

IT CONSULTING & SERVICES-3.94%

Affiliated Computer Services, Inc.-Class
  A(a)(b)                                         248,000       21,836,400
--------------------------------------------------------------------------
Electronic Data Systems Corp.(b)                  735,000       47,311,950
==========================================================================
                                                                69,148,350
==========================================================================

LEISURE PRODUCTS-2.09%

Mattel, Inc.(a)                                 1,940,000       36,724,200
==========================================================================

LIFE & HEALTH INSURANCE-1.41%

Conseco, Inc.(a)                                  457,200        1,367,028
--------------------------------------------------------------------------
UnumProvident Corp.                             1,045,000       23,439,350
==========================================================================
                                                                24,806,378
==========================================================================

MANAGED HEALTH CARE-1.35%

Caremark Rx, Inc.(a)                              306,000        4,100,400
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           299,000       19,659,250
==========================================================================
                                                                23,759,650
==========================================================================

MOTORCYCLE MANUFACTURERS-0.77%

Harley-Davidson, Inc.                             300,000       13,578,000
==========================================================================

MOVIES & ENTERTAINMENT-0.71%

AOL Time Warner Inc.(a)                           400,000       12,484,000
==========================================================================

MULTI-UTILITIES-0.47%

Dynegy Inc.-Class A                               230,000        8,257,000
==========================================================================

NETWORKING EQUIPMENT-0.70%

Brocade Communications Systems, Inc.(a)           500,000       12,275,000
==========================================================================

OIL & GAS DRILLING-2.05%

ENSCO International Inc.                          730,000       14,454,000
--------------------------------------------------------------------------
Transocean Sedco Forex Inc.                       711,536       21,452,810
==========================================================================
                                                                35,906,810
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.05%

Weatherford International, Inc.(a)                536,000       18,347,280
==========================================================================

PHARMACEUTICALS-4.67%

Biovail Corp. (Canada)(a)                         255,000       12,051,300
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      200,000       14,876,000
--------------------------------------------------------------------------
IVAX Corp.(a)                                     420,000        8,631,000
--------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     642,333       25,044,564
--------------------------------------------------------------------------
Pfizer Inc.                                       400,000       16,760,000
--------------------------------------------------------------------------
SICOR Inc.(a)                                     250,000        4,687,500
==========================================================================
                                                                82,050,364
==========================================================================

PROPERTY & CASUALTY INSURANCE-1.72%

ACE Ltd. (Bermuda)                                365,000       12,866,250
--------------------------------------------------------------------------
MGIC Investment Corp.                             335,000       17,332,900
==========================================================================
                                                                30,199,150
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE

RESTAURANTS-0.39%

Starbucks Corp.(a)                                400,000   $    6,848,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.22%

Novellus Systems, Inc.(a)                         115,000        3,798,450
==========================================================================

SEMICONDUCTORS-1.93%

Analog Devices, Inc.(a)                           210,000        7,980,000
--------------------------------------------------------------------------
NVIDIA Corp.(a)                                   175,000        7,500,500
--------------------------------------------------------------------------
RF Micro Devices, Inc.(a)                         900,000       18,396,000
==========================================================================
                                                                33,876,500
==========================================================================

SOFT DRINKS-0.28%

PepsiCo, Inc.                                     100,000        4,871,000
==========================================================================

SPECIALTY STORES-0.15%

Hollywood Entertainment Corp.(a)                  115,000        1,850,350
--------------------------------------------------------------------------
Movie Gallery, Inc.(a)                             27,800          765,890
==========================================================================
                                                                 2,616,240
==========================================================================

SYSTEMS SOFTWARE-7.93%

BMC Software, Inc.(a)                           1,065,000       16,049,550
--------------------------------------------------------------------------
Computer Associates International, Inc.           950,300       29,383,276
--------------------------------------------------------------------------
Microsoft Corp.(a)(b)                           1,030,000       59,894,500
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
SYSTEMS SOFTWARE-(CONTINUED)

Oracle Corp.(a)                                 1,035,000   $   14,034,600
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                         700,000       19,866,000
==========================================================================
                                                               139,227,926
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.69%

Harris Corp.                                      142,000        4,867,760
--------------------------------------------------------------------------
Nokia Oyj-ADR (Finland)(b)                        900,000       18,459,000
--------------------------------------------------------------------------
QUALCOMM Inc.(a)(b)                               130,000        6,385,600
==========================================================================
                                                                29,712,360
==========================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $1,693,991,732)                        1,706,320,222
==========================================================================

MONEY MARKET FUNDS-2.32%

STIC Liquid Assets Portfolio(c)                20,345,039       20,345,039
--------------------------------------------------------------------------
STIC Prime Portfolio(c)                        20,345,039       20,345,039
==========================================================================
    Total Money Market Funds (Cost
      $40,690,078)                                              40,690,078
==========================================================================
TOTAL INVESTMENTS-99.52% (Cost
  $1,734,681,810)                                            1,747,010,300
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.48%                              8,436,291
==========================================================================
NET ASSETS-100.00%                                          $1,755,446,591
__________________________________________________________________________
==========================================================================

Investment Abbreviation:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 8.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $1,734,681,810)*                             $1,747,010,300
-------------------------------------------------------------
Receivables for:
  Investments sold                                 18,503,271
-------------------------------------------------------------
  Fund shares sold                                     89,207
-------------------------------------------------------------
  Dividends                                           495,247
-------------------------------------------------------------
Investment for deferred compensation plan              78,535
-------------------------------------------------------------
Collateral for securities loaned                  240,369,249
-------------------------------------------------------------
Other assets                                           24,920
=============================================================
    Total assets                                2,006,570,729
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             7,163,034
-------------------------------------------------------------
  Fund shares reacquired                              106,299
-------------------------------------------------------------
  Options written (premiums received
    $2,807,618)                                     2,620,547
-------------------------------------------------------------
  Deferred compensation plan                           78,535
-------------------------------------------------------------
  Collateral upon return of securities loaned     240,369,249
-------------------------------------------------------------
Accrued distribution fees                             251,513
-------------------------------------------------------------
Accrued transfer agent fees                           412,806
-------------------------------------------------------------
Accrued operating expenses                            122,155
=============================================================
    Total liabilities                             251,124,138
=============================================================
Net assets applicable to shares outstanding    $1,755,446,591
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Outstanding                                       187,711,784
_____________________________________________________________
=============================================================
Net asset value and redemption price per
  share                                        $         9.35
_____________________________________________________________
=============================================================

* At October 31, 2001, securities with an aggregate market value of $236,654,066 were on loan to brokers.

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends                                     $    11,319,414
-------------------------------------------------------------
Dividends from affiliated money market funds        4,157,592
-------------------------------------------------------------
Interest                                                7,803
-------------------------------------------------------------
Security lending income                               176,440
=============================================================
    Total investment income                        15,661,249
=============================================================

EXPENSES:

Advisory fees                                      14,510,226
-------------------------------------------------------------
Administrative services fees                          185,710
-------------------------------------------------------------
Custodian fees                                        150,636
-------------------------------------------------------------
Distribution fees                                   6,862,909
-------------------------------------------------------------
Transfer agent fees                                 2,763,257
-------------------------------------------------------------
Trustees' fees                                         13,042
-------------------------------------------------------------
Other                                                 366,795
=============================================================
    Total expenses                                 24,852,575
=============================================================
Less: Fees waived                                  (4,508,411)
-------------------------------------------------------------
    Expenses paid indirectly                           (7,288)
=============================================================
    Net expenses                                   20,336,876
=============================================================
Net investment income (loss)                       (4,675,627)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, AND OPTION
  CONTRACTS

Net realized gain (loss) from:
  Investment securities                          (551,177,303)
-------------------------------------------------------------
  Option contracts written                          2,711,485
=============================================================
                                                 (548,465,818)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        (1,132,482,727)
-------------------------------------------------------------
  Option contracts written                            187,071
=============================================================
                                               (1,132,295,656)
=============================================================
Net gain (loss) from investment securities
  and option contracts                         (1,680,761,474)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                   $(1,685,437,101)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended October 31, 2001 and 2000

                                                                   2001              2000
                                                              ---------------   --------------
OPERATIONS:

  Net investment income (loss)                                $    (4,675,627)  $   (3,958,193)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (548,465,818)     591,837,077
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (1,132,295,656)     227,496,072
==============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (1,685,437,101)     815,374,956
==============================================================================================
Distributions to shareholders from net realized gains:
  Fund Shares                                                    (582,375,704)    (413,693,117)
----------------------------------------------------------------------------------------------
  Class II*                                                                --         (242,393)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Fund Shares                                                     610,650,739      388,268,681
----------------------------------------------------------------------------------------------
  Class II*                                                                --       (1,714,479)
==============================================================================================
    Net increase (decrease) in net assets                      (1,657,162,066)     787,993,648
==============================================================================================

NET ASSETS:

  Beginning of year                                             3,412,608,657    2,624,615,009
==============================================================================================
  End of year                                                 $ 1,755,446,591   $3,412,608,657
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 2,305,942,302   $1,700,090,037
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (137,884)        (117,104)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts          (562,873,388)     567,824,507
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    option contracts                                               12,515,561    1,144,811,217
==============================================================================================
                                                              $ 1,755,446,591   $3,412,608,657
______________________________________________________________________________________________
==============================================================================================

* Effective as of the close of business July 24, 2000, pursuant to a Plan of Recapitalization as approved by the shareholders on May 3, 2000, all outstanding shares of Class II shares were converted to Class I shares of the Fund which were renamed to common stock ("Fund Shares").

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Summit Fund (the "Fund") is organized as a Delaware business trust ("Trust") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company having an unlimited number of shares of beneficial interest. The Fund offers ones series of shares ("Fund Shares"). The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/ event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income was increased by $4,654,847, undistributed net realized gains increased by $143,627 and paid in capital decreased by $4,798,474 as a result of differing book/tax treatment of net operating loss reclassifications and other reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The fund has a capital loss carryforward of $519,359,062 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.


NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $3,536
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $185,710 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $8,473 for such services.
  The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Fund Shares (the "Distribution Plan"). The Fund, pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of the Fund Shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Fund Shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Fund Shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. The Distribution Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund Shares. AIM Distributors has agreed to waive a portion of the fees based upon the extent to which Fund Shares are held by shareholders of Summit Investor Plans I ("Plans I"). As a result of this waiver, Distribution Plan fees are accrued at the annual rate of 0.30% of the average daily net assets with respect to Fund Shares, except Fund Shares held through Plans I accrue at an annual rate of 0.10% of the average daily net assets with respect to those shares. Accruing fees at two different rates resulted in a blended rate of 0.10% of the average daily net assets of the Fund. For the year ended October 31, 2001, the Fund paid AIM Distributors $2,358,034 as compensation under the Plan and waived fees in the amount of $4,504,875.
  During the year ended October 31, 2001, the Fund paid legal fees of $6,752 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.
  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investments trusts that are sponsored by AIM Distributors.
  Certain officers and trustees of the Fund are officers of AIM and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions transfer agent fees from AFS (an affiliate of AIM) of $276 and reductions in custodian fees of $7,012 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $7,288.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At October 31, 2001, securities with an aggregate value of $236,654,066 were on loan to brokers. The loans were secured by cash collateral of $240,369,249 received by the Fund and invested in affiliated money market funds as follows:
$120,184,624 in STIC Liquid Assets Portfolio and $120,184,625 in STIC Prime Portfolio. For the year ended October 31, 2001, the Fund received fees of $176,440 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $2,462,589,012 and $2,367,567,247, respectively.
  The amount of unrealized appreciation of investment securities, for tax purposes, as of October 31, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 219,124,336
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (250,310,171)
=========================================================
Net unrealized appreciation of
  investment securities                     $ (31,185,835)
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $1,778,196,135.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                                               CALL OPTION CONTRACTS
                                                              ------------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
                                                              ---------    -----------
Beginning of year                                                   --     $        --
--------------------------------------------------------------------------------------
Written                                                         44,144      13,446,906
--------------------------------------------------------------------------------------
Closed                                                         (28,284)     (9,160,882)
--------------------------------------------------------------------------------------
Exercised                                                       (3,373)     (1,216,573)
--------------------------------------------------------------------------------------
Expired                                                         (1,350)       (261,833)
--------------------------------------------------------------------------------------
End of year                                                     11,137     $ 2,807,618
______________________________________________________________________________________
======================================================================================



Open call option contracts written at October 31, 2001 were as follows:

                                                                                             OCTOBER 31,       UNREALIZED
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS         2001         APPRECIATION
ISSUE                                        MONTH      PRICE     CONTRACTS     RECEIVED     MARKET VALUE    (DEPRECIATION)
-----                                       --------    ------    ---------    ----------    ------------    --------------
Affiliated Computer Services, Inc.           Nov-01      $ 85         500      $  315,989     $  272,500       $  43,489
---------------------------------------------------------------------------------------------------------------------------
Best Buy Co., Inc.                           Nov-01        60         735         141,504         64,312          77,192
---------------------------------------------------------------------------------------------------------------------------
Check Point Software Technologies Ltd.       Nov-01        30       1,600         400,684        320,000          80,684
---------------------------------------------------------------------------------------------------------------------------
El Paso Corp.                                Nov-01        50       2,400         533,286        378,000         155,286
---------------------------------------------------------------------------------------------------------------------------
Electronic Data Systems Corp.                Nov-01        65         735          89,667        124,950         (35,283)
---------------------------------------------------------------------------------------------------------------------------
IDEC Pharmeceuticals Corp.                   Nov-01        60       2,012         479,597        613,660        (134,063)
---------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.        Nov-01       105         245          77,662        122,500         (44,838)
---------------------------------------------------------------------------------------------------------------------------
Intuit Inc.                                  Nov-01        40         310          62,618         80,600         (17,982)
---------------------------------------------------------------------------------------------------------------------------
Laboratory Corp. of America Holdings         Nov-01        80         150          79,631        111,750         (32,119)
---------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                              Nov-01        60       1,030         249,252        162,225          87,027
---------------------------------------------------------------------------------------------------------------------------
Nokia Oyj-ADR                                Nov-01        20         900         132,296        128,250           4,046
---------------------------------------------------------------------------------------------------------------------------
QUALCOMM Inc.                                Nov-01        45         260         163,015        159,900           3,115
---------------------------------------------------------------------------------------------------------------------------
QUALCOMM Inc.                                Nov-01        50         260          82,417         81,900             517
===========================================================================================================================
                                                                   11,137      $2,807,618     $2,620,547       $ 187,071
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2001 and 2000 were as follows:

                                                                         2001                            2000
                                                              ---------------------------    ----------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
                                                              ----------    -------------    -----------    -------------
Sold:
  Fund Shares*                                                15,432,670    $ 191,880,238     16,280,314    $ 359,627,148
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --               --        444,340       10,007,347
=========================================================================================================================
Issued as reinvestment of dividends:
  Fund Shares*                                                32,028,902      535,530,190     19,233,048      383,508,426
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --               --         12,204          242,393
=========================================================================================================================
Issued in connection with acquisitions:
  Fund Shares*                                                        --               --        458,716       11,311,931
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --               --       (462,288)     (11,311,931)
=========================================================================================================================
Reacquired:
  Fund Shares*                                                (9,323,189)    (116,759,689)   (16,517,177)    (366,178,824)
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                          --               --        (29,760)        (652,288)
=========================================================================================================================
                                                              38,138,383    $ 610,650,739     19,419,397    $ 386,554,202
_________________________________________________________________________________________________________________________
=========================================================================================================================

 * Effective as of the open of business July 24, 2000, pursuant to a Plan of Recapitalization as approved by the shareholders on May 3, 2000, all outstanding shares of Class II shares were converted to Class I shares of the Fund which were renamed to common stock ("Fund Shares).
** Class II share activity for the period November 1, 1999 through July 23,
   2000.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                    YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------------
                                                               2001(a)         2000          1999          1998          1997
                                                              ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    22.82    $    20.17    $    14.96    $    15.15    $    12.99
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.03)        (0.03)           --          0.03          0.02
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (9.57)         5.85          6.16          1.23          3.34
================================================================================================================================
    Total from investment operations                               (9.60)         5.82          6.16          1.26          3.36
================================================================================================================================
Less distributions:
  Dividends from net investment income                                --            --         (0.04)        (0.02)        (0.03)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (3.87)        (3.17)        (0.91)        (1.43)        (1.17)
================================================================================================================================
    Total distributions                                            (3.87)        (3.17)        (0.95)        (1.45)        (1.20)
================================================================================================================================
Net asset value, end of period                                $     9.35    $    22.82    $    20.17    $    14.96    $    15.15
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (49.53)%       31.12%        42.79%         9.49%        28.53%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,755,447    $3,412,609    $2,624,615    $1,830,032    $1,650,234
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  0.89%(c)      0.72%         0.67%         0.67%         0.68%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               1.09%(c)      0.78%         0.67%         0.67%         0.68%
================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.20)%(c)    (0.11)%       (0.01)%        0.23%         0.11%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                              106%           98%           92%           83%           88%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include sales charges.
(c)  Ratios are based on average daily net assets of $2,287,636,212.

                          REPORT OF INDEPENDENT ACCOUNTANTS

                          To the Board of Trustees and Shareholders of AIM Summit Fund:

                          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Summit Fund (the "Fund") at October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended October 31, 2000 and the financial highlights for each of the periods ended on or before October 31, 2000 were audited by other independent accountants whose report, dated December 6, 2000, expressed an unqualified opinion on those statements.

                          PRICEWATERHOUSECOOPERS LLP

                          December 12, 2001
                          Houston, TX

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and                           Chairman and President                  Suite 100
Chief Executive Officer                                                                   Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                         Gary T. Crum                            A I M Advisors, Inc.
                                                  Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                         Suite 100
Director                                          Dana R. Sutton                          Houston, TX 77046
ACE Limited;                                      Vice President and Treasurer
Formerly Director, President, and                                                         TRANSFER AGENT
Chief Executive Officer                           Melville B. Cox
COMSAT Corporation                                Vice President                          A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Owen Daly II                                      Edgar M. Larsen                         Houston, TX 77210-4739
Formerly, Director                                Vice President
Cortland Trust, Inc.                                                                      CUSTODIAN
                                                  Mary J. Benson
Albert R. Dowden                                  Assistant Vice President and            State Street Bank and Trust Company
Chairman,                                         Assistant Treasurer                     225 Franklin Street
The Cortland Trust, Inc. and                                                              Boston, MA 02110
DHJ Media, Inc.; and                              Sheri Morris
Director, Magellan Insurance Company,             Assistant Vice President and            COUNSEL TO THE FUND
Formerly Director, President and                  Assistant Treasurer
Chief Executive Officer,                                                                  Ballard Spahr
Volvo Group North America, Inc.; and                                                      Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                           1735 Market Street
                                                                                          Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                            COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                  Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                          919 Third Avenue
                                                                                          New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                   DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                           A I M Distributors, Inc.
of the U.S. House of Representatives                                                      11 Greenway Plaza
                                                                                          Suite 100
Carl Frischling                                                                           Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                     AUDITORS

Prema Mathai-Davis                                                                        PricewaterhouseCoopers LLP
Member, Visiting Committee,                                                               1201 Louisiana, Suite 2900
Harvard University Graduate School                                                        Houston, TX 77002
of Education, New School University;
Formerly Chief Executive
Officer, YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

The Fund distributed capital gains of $582,375,704 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term rate gain.

                                    BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                   HOUSTON, TX
                                 Permit No. 1919

A I M Distributors, Inc.                                                SUM-AR-1